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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS



The Shareholders
Lexington Corporate Properties Trust


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.



                                     /s/ KPMG PEAT MARWICK LLP




New York, New York
June 2, 1998